UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2014

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01 Other Events.

On April 3, 2014, it was announced that, at the request of Michael L. Corbat, the Chief Executive Officer (CEO) of Citigroup Inc. (Citi), Eugene M. McQuade, the outgoing CEO of Citibank, N.A. (Citibank), will postpone his retirement and lead the Comprehensive Capital Analysis and Review (CCAR) process for Citi over the next year. Mr. McQuade will become Vice Chairman of Citi, remain on the Citibank Board of Directors and report directly to Citi’s CEO. Due to the importance of this effort and the substantial time commitment required by Mr. McQuade’s new role, Citi’s Board of Directors, in conjunction with Mr. McQuade’s consent, withdrew his nomination to serve on Citi's Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 3, 2014
	By:	/s/ Rohan Weerasinghe Name: Rohan Weerasinghe Title: General Counsel and Corporate Secretary